Contribution Plan	12 Months Ended
Aug. 31, 2018
Postemployment Benefits [Abstract]
Contribution Plan
23.	CONTRIBUTION PLAN

In mainland China, full time employees of the Group in the PRC participate in a government-mandated defined contribution plan pursuant to which certain pension benefits, medical care, unemployment insurance, employee housing fund and other welfare benefits are provided to employees. The PRC labor regulations require the Group to accrue for these benefits based on certain percentages of the employees’ salaries. Total contributions for such employee benefits were RMB 73,934, RMB 99,013, and RMB 118,864 for the years ended August 31, 2016, 2017 and 2018, respectively.

The Company also makes payments to other defined contribution plans for the benefit of employees employed by subsidiaries outside of the PRC. Amounts contributed during the years ended March 31, 2016, 2017 and 2018 were insignificant.